        As filed with the Securities and Exchange Commission on July  10, 1996
                                                    Registration No.  333-07507


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------



                          PRE-EFFECTIVE AMENDMENT NO. 1
                                       TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                     PEOPLES HERITAGE FINANCIAL GROUP, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Maine                                       6120                                     01-0437984
          -----                                       ----                                     ----------
 (State or other juris-                         (Primary Standard                           (I.R.S. Employer
diction of incorporation                    Industrial Classification                      Identification No.)
    or organization)                                Code No.)

                                  P.O. Box 9540
                               One Portland Square
                           Portland, Maine 04112-9540
                                 (207) 761-8500
                                 --------------
     (Address, including zip code and telephone number, including area code, of Registrant's principal executive offices)

                                 William J. Ryan
                 Chairman, President and Chief Executive Officer
                     Peoples Heritage Financial Group, Inc.
                                  P.O. Box 9540
                               One Portland Square
                           Portland, Maine 04112-9540
                                 (207) 761-8500
                                 --------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service) with a copy to:

Gerard L. Hawkins, Esq.                         David D. Hindle                      Peter W. Coogan, Esq.
Elias, Matz, Tiernan & Herrick L.L.P.           President and Chief                  Foley, Hoag & Eliot LLP
734 15th Street, N.W.                            Executive Officer                   One Post Office Square
Washington, D.C.  20005                         Family Bancorp                       Boston, Massachusetts 02109
(202) 347-0300                                  153 Merrimack Street                 (617) 832-1000
                                                Haverhill, Massachusetts 01830
                                                (508) 374-1911

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: At the Effective Time as described in the accompanying Prospectus/Joint Proxy Statement.

                             -----------------------

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /


                             -----------------------

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                     PEOPLES HERITAGE FINANCIAL GROUP, INC.

                              CROSS-REFERENCE SHEET

               ITEM OF FORM S-4                          LOCATION IN PROSPECTUS
               ----------------                          ----------------------

1.    Forepart of Registration Statement          Facing Page; Cross Reference Sheet;
      and Outside Front Cover Page of             Outside Front Cover Page of
      Prospectus                                  Prospectus/Joint Proxy Statement

2.    Inside Front and Outside Back Cover         Inside Front Cover Page of Prospectus/
      Pages of Prospectus                         Joint Proxy Statement; Table of
                                                  Contents; Available Information;
                                                  Incorporation of Certain Documents by
                                                  Reference

3.    Risk Factors, Ratio of Earnings to          Summary; Market for Common Stock
      Fixed Charges and Other Information         and Dividends; Comparative Per Share
                                                  Data; Selected Pro Forma
                                                  Consolidated Financial Data

4.    Terms of the Transaction                    Summary; The Merger; Description of
                                                  PHFG Capital Stock; Comparative
                                                  Rights of Shareholders

5.    Pro Forma Financial Information             Pro Forma Combined Consolidated
                                                  Financial Information

 6.   Material Contracts with the Company         The Merger
      Being Acquired

7.    Additional Information Required for         Not Applicable
      Reoffering by Persons and Parties
      Deemed to be Underwriters

8.    Interests of Named Experts and              Not Applicable
      Counsel

9.    Disclosure of Commission's Position         Not Applicable
      on Indemnification for Securities Act
      Liabilities

10.   Information with Respect to S-3             Incorporation of Certain Documents by
      Registrants                                 Reference; Summary

11.   Incorporation of Certain Information        Incorporation of Certain Documents
      by Reference                                by Reference

12.   Information with Respect to S-2 or S-       Not Applicable
      3 Registrants

13.   Incorporation of Certain Information        Not Applicable
      by Reference

               ITEM OF FORM S-4                          LOCATION IN PROSPECTUS
               ----------------                          ----------------------

 14.  Information with Respect to                 Not Applicable
      Registrants Other than S-2 or S-3
      Registrants

 15.  Information with Respect to S-3             Incorporation of Certain Documents by
      Companies                                   Reference; Summary

 16.  Information with Respect to S-2 or S-       Not Applicable
      3 Companies

 17.  Information with Respect to                 Not Applicable
      Companies other than S-2 or S-3
      Companies

 18.  Information if Proxies, Consents or         Summary; The Special Meetings; The
      Authorizations are to be Solicited          Merger; Incorporation of Certain
                                                  Documents by Reference

 19.  Information if Proxies, Consents or         Not Applicable
      Authorizations are not to be Solicited,
      or in an Exchange Offer



                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.       INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 719 of the MBCA sets forth certain circumstances under which directors, officers, employees and agents may be indemnified against liability which they may incur in their capacity as such. Indemnification may be provided against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred; provided that no indemnification may be provided with respect to any matter where such person shall have been finally adjudicated (i) not to have acted honestly or in the reasonable belief that such action was in or not opposed to the best interests of the corporation or its shareholders, or (ii) with respect to any criminal action, to have had reasonable cause to believe such conduct was unlawful. A corporation may not indemnify a person with respect to any action or matter by or in the right of the corporation as to which that person is finally adjudicated to be liable to the corporation unless the court in which the action was brought determines that, in view of all the circumstances, that person is fairly and reasonably entitled to indemnity for such amounts as the court deems reasonable. To the extent such person has been successful on the merits or otherwise in defense of such action, that person shall be entitled to indemnification. Any indemnification, unless ordered by a court or required in the corporation's bylaws, shall be made only as authorized in the specific case upon a determination by the board of directors that indemnification is proper in the circumstances and in the best interests of the corporation. Expenses incurred in defending an action may be paid by the corporation in advance of the final disposition of that action upon a determination made that the person seeking indemnification satisfied the standard of conduct required for indemnification and receipt by the corporation of a written undertaking by or on behalf of such person to repay that amount if that person is finally adjudicated to not have met such standard or not be entitled to such indemnification. In addition,
Section 719 of the MBCA provides that a corporation may purchase and maintain insurance on behalf of directors, officers, employees and agents against liability whether or not the corporation would have the power to indemnify such person against liability under such section. See Title 13-A Maine Revised Statutes Annotated ss.719.

         Article VI of the Bylaws of PHFG provides that the directors, officers, employees and agents of PHFG shall be indemnified to the full extent permitted by the MBCA. Such indemnity shall extend to expenses, including attorney's fees, judgments, fines and amounts paid in the settlement, prosecution or defense of the foregoing actions. Directors and officers also may be indemnified pursuant to the terms of various employee benefit plans of PHFG. In addition, PHFG carries a liability insurance policy for its directors and officers.

ITEM 21.       EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

         The exhibits and financial statement schedules filed as a part of this Registration Statement are as follows:

         (a)   List of Exhibits:

Exhibit No.                             Exhibit                                Location
- -----------                             -------                                --------

2(a)               Agreement and Plan of Merger, dated as of May 30,
                    1996, among PHFG, PHMC and Family,
                    including the forms of Exhibits A to E thereto                (1)

2(b)               Stock Option Agreement, dated as of May 30, 1996,
                    between PHFG (as grantee) and Family (as issuer)              (1)

2(c)               Stock Option Agreement, dated as of May 30, 1996,
                    between PHFG (as issuer) and Family (as grantee)              (1)

2(d)               Stockholder Agreement, dated as of May 30, 1996
                    among PHFG and certain shareholders of Family                 (1)

3(a)(1)            Articles of Incorporation of PHFG                              (2)

3(a)(2)            Articles of Amendment to Articles of Incorporation
                    of PHFG                                                       (3)

3(b)               Bylaws of PHFG                                                 (2)

4(a)               Specimen Common Stock certificate                              (2)

4(b)               Form of Indenture between PHFG and Mellon Bank,
                    N.A., as trustee                                              (4)

4(c)               Form of Debenture due 2000                                     (4)

5                  Opinion of Elias, Matz, Tiernan & Herrick L.L.P.
                    regarding legality of securities being registered


8                  Opinion of Foley, Hoag & Eliot LLP regarding
                    certain federal income tax consequences


10(a)              Amended and Restated Severance Agreement between
                    PHFG and William J. Ryan, dated January 1, 1995               (5)

10(b)              Amended and Restated Severance Agreement between
                    PHFG and Peter J. Verrill, dated January 1, 1995              (5)

10(c)              Severance Agreement between PHFG and John W.
                    Fridlington, dated January 1, 1995                            (6)

10(d)              Severance Agreement between PHFG and Henry G.
                    Beyer, dated January 1, 1995                                  (6)

Exhibit No.                             Exhibit                                Location
- -----------                             -------                                --------

10(e)              Employment Agreement between PHFG and John E.
                    Menario, including the Severance Agreement included
                    as Attachment A, dated June 30, 1995                          (5)

10(f)              Supplemental Retirement Agreement among PHFG, its
                    subsidiaries and William J. Ryan, dated November 26,
                    1990                                                          (7)

10(g)              Supplemental Retirement Agreement among PHFG, its
                    subsidiaries and John E. Menario, dated November 26,
                    1990                                                          (7)

10(h)              Supplemental Retirement Agreement among PHFG, its
                    subsidiaries and Peter J. Verrill, dated November 26,
                    1990                                                          (7)

10(i)              Supplemental Retirement Agreement among PHFG, its
                    subsidiaries and Henry G. Beyer, dated November 26,
                    1990                                                          (6)

10(j)              Supplemental Retirement Agreement among PHFG, its
                    subsidiaries and John W. Fridlington, dated January 1,
                    1996                                                          (5)

10(k)              Senior Officers' Deferred Compensation Plan, as
                    amended                                                       (8)

10(l)              Directors' Deferred Compensation Plan, as amended              (8)

10(m)               1986 Stock Option and Stock Appreciation Rights
                    Plan                                                          (2)(9)

10(n)              1986 Employee Stock Purchase Plan                              (2)(9)

10(o)              Restricted Stock Plan for Non-Employee Directors              (10)

10(p)              1995 Stock Option Plan for Non-Employee Directors             (11)

10(q)(1)           Thrift Incentive Plan                                         (12)

10(q)(2)           First Amendment to Thrift Incentive Plan                       (5)

10(q)(3)           Second Amendment to Thrift Incentive Plan                      (5)

10(r)(1)           Profit Sharing Employee Stock Ownership Plan                  (12)

10(r)(2)           First Amendment to Profit Sharing Employee
                    Stock Ownership Plan                                          (5)

10(r)(3)           Second Amendment to Profit Sharing Employee
                    Stock Ownership Plan                                          (5)

10(s)              1996 Equity Incentive Plan                                    (13)

Exhibit No.                             Exhibit                                Location
- -----------                             -------                                --------

10(t)              Agreement by and among PHFG, PHB and
                    Robert P. Bahre, dated January 1, 1989                        (8)

10(u)              Stockholders Rights Agreement, dated September 12,
                    1989, between PHFG and Mellon Securities Trust
                    Company, as Rights Agent                                     (14)

21                 Subsidiaries of PHFG                                           (5)

23(a)              Consent of Elias, Matz, Tiernan & Herrick L.L.P.
                    (contained in the opinion included as Exhibit 5)

23(b)              Consent of Foley, Hoag & Eliot LLP
                    (contained in the opinion included as Exhibit 8)


23(c)              Consent of KPMG Peat Marwick LLP                                *

23(d)              Consent of Wolf & Company, P.C.                                 *

23(e)              Consent of McConnell, Budd & Downes, Inc.                       *

23(f)              Consent of Keefe, Bruyette & Woods, Inc.                        *

24                 Powers of Attorney (included in the signature page to the
                    initial filing of this Registration Statement)                 *

99(a)              Form of proxy for the PHFG Special Meeting                      *

99(b)              Form of proxy for the Family Special Meeting                    *

99(c)              Other PHFG solicitation materials                               *


(1) Exhibit is incorporated by reference to the Form 8-K report filed by PHFG with the SEC on June 5, 1996. In addition, the exhibit is attached as an Annex to the Prospectus/Joint Proxy Statement included herein.

(2) Exhibit is incorporated by reference to the Form S-4 Registration Statement (No. 33-20243) filed by PHFG with the SEC on February 22, 1988.

(3) Exhibit is incorporated by reference to the Form 10-Q report filed by PHFG with the SEC on May 14, 1996.

(4) Exhibit is incorporated by reference to the Form 8-K report filed by PHFG with the SEC on February 28, 1995.

(5) Exhibit is incorporated by reference to PHFG's Form 10-K report for the year ended December 31, 1995, filed with the SEC on March 29, 1996.

(6) Exhibit is incorporated by reference to PHFG's Form 10-K report for the year ended December 31, 1994, filed with the SEC on March 30, 1995 and amended on April 28, 1995.

(7) Exhibit is incorporated by reference to PHFG's Form 10-K report for the year ended December 31, 1990, filed with the SEC on March 23, 1991.

(8) Exhibit is incorporated by reference to PHFG's Form 10-K report for the year ended December 31, 1993, filed with the SEC on March 17, 1994.

(9) An amendment to the 1986 Stock Option and Stock Appreciation Rights Plan is incorporated by reference to the proxy statement filed by PHFG with the SEC on March 24, 1994, and an amendment to the Employee Stock Purchase Plan is incorporated by reference to the proxy statement filed by PHFG with the SEC on March 24, 1993.

(10) Exhibit is incorporated by reference to the proxy statement filed by PHFG with the SEC on March 16, 1990.

(11) Exhibit is incorporated by reference to the proxy statement filed by PHFG with the SEC on March 24, 1995.

(12) Exhibit is incorporated by reference to the Form S-1 Registration Statement (No. 33-53236) filed by PHFG with the SEC on November 23, 1992.

(13) Exhibit is incorporated by reference to the proxy statement filed by PHFG with the SEC on March 20, 1996.

(14) Exhibit is incorporated by reference to the Form 8-K report filed by PHFG with the SEC on September 13, 1989.


*         Previously filed.


         PHFG's management contracts or compensatory plans or arrangements consist of Exhibit Nos. 10(a)-(t) listed above.

         (b)      Financial Statement Schedules.

         No financial statement schedules are filed because the required information is not applicable or is included in the consolidated financial statements or related notes.

ITEM 22. UNDERTAKINGS

         (a)      The undersigned Registrant hereby undertakes as follows:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                           PROVIDED, HOWEVER, that paragraphs (a) (1) (i) and
                  (a) (1) (ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

                  (4) That every prospectus (i) that is filed pursuant to paragraph (2) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (5) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (6) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (7) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b) 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

         (c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Maine on the 10th day of July 1996.


PEOPLES HERITAGE FINANCIAL GROUP, INC.

By:      /s/ William J. Ryan
         -----------------------------
         William J. Ryan
         Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ Robert P. Bahre                       *            Date:    July 10, 1996
- ------------------------------------------

Robert P. Bahre
Director


/s/ Everett W. Gray                       *            Date:     July 10, 1996
- ------------------------------------------

Everett W. Gray
Director


/s/ Andrew W. Greene                      *            Date:    July 10, 1996
- ------------------------------------------

Andrew W. Greene
Director


/s/ Katherine M. Greenleaf                *            Date:    July 10, 1996
- ------------------------------------------

Katherine M. Greenleaf
Director


/s/ Dana Levenson                         *            Date:     July 10, 1996
- ------------------------------------------

Dana Levenson
Director


/s/ Robert A. Marden, Sr.                 *            Date:     July 10, 1996
- ------------------------------------------
Robert A. Marden, Sr.
Vice Chairman

/s/ Malcolm W. Philbrook, Jr.             *            Date:    July 10, 1996
- ------------------------------------------
Malcolm W. Philbrook, Jr.
Director

/s/ Pamela P. Plumb                       *            Date:     July 10, 1996
- ------------------------------------------

Pamela P. Plumb
Vice Chairman


/s/ William J. Ryan                                    Date:    July 10, 1996
- ------------------------------------------

William J. Ryan
Chairman, President and Chief
 Executive Officer
(principal executive officer)


/s/ Curtis M. Scribner                    *            Date:    July 10, 1996
- ------------------------------------------

Curtis M. Scribner
Director


/s/ Paul R. Shea                          *            Date:     July 10, 1996
- ------------------------------------------

Paul R. Shea
Director


/s/ Davis P. Thurber                      *            Date:     July 10, 1996
- ------------------------------------------

Davis P. Thurber
Director


/s/ Peter J. Verrill                                   Date:     July 10, 1996
- ------------------------------------------

Peter J. Verrill
Executive Vice President, Chief
 Financial Officer and Treasurer
(principal financial and accounting officer)


- ------------------

*        By William J. Ryan, attorney-in-fact.

                                     EXHIBIT INDEX

Exhibit No.                             Exhibit                              Location
- -----------                             -------                              --------

2(a)              Agreement and Plan of Merger, dated as of May 30,
                    1996, among PHFG, PHMC and Family,
                    including the forms of Exhibits A to E thereto              (1)

2(b)               Stock Option Agreement, dated as of May 30, 1996,
                    between PHFG (as grantee) and Family (as issuer)            (1)

2(c)               Stock Option Agreement, dated as of May 30, 1996,
                    between PHFG (as issuer) and Family (as grantee)            (1)

2(d)               Stockholder Agreement, dated as of May 30, 1996
                    among PHFG and certain shareholders of Family               (1)

3(a)(1)            Articles of Incorporation of PHFG                            (2)

3(a)(2)            Articles of Amendment to Articles of Incorporation
                    of PHFG                                                     (3)

3(b)               Bylaws of PHFG                                               (2)

4(a)               Specimen Common Stock certificate                            (2)

4(b)               Form of Indenture between PHFG and Mellon Bank,
                    N.A., as trustee                                            (4)

4(c)               Form of Debenture due 2000                                   (4)

5                  Opinion of Elias, Matz, Tiernan & Herrick L.L.P.
                    regarding legality of securities being registered


8                  Opinion of Foley, Hoag & Eliot LLP regarding
                    certain federal income tax consequences


10(a)              Amended and Restated Severance Agreement between
                    PHFG and William J. Ryan, dated January 1, 1995             (5)

10(b)              Amended and Restated Severance Agreement between
                    PHFG and Peter J. Verrill, dated January 1, 1995            (5)

10(c)              Severance Agreement between PHFG and John W.
                    Fridlington, dated January 1, 1995                          (6)

10(d)              Severance Agreement between PHFG and Henry G.
                    Beyer, dated January 1, 1995                                (6)

10(e)              Employment Agreement between PHFG and John E.
                    Menario, including the Severance Agreement included
                    as Attachment A, dated June 30, 1995                        (5)

10(f)              Supplemental Retirement Agreement among PHFG, its
                    subsidiaries and William J. Ryan, dated November 26,
                    1990                                                        (7)

Exhibit No.                             Exhibit                              Location
- -----------                             -------                              --------

10(g)              Supplemental Retirement Agreement among PHFG, its
                    subsidiaries and John E. Menario, dated November 26,
                    1990                                                         (7)

10(h)              Supplemental Retirement Agreement among PHFG, its
                    subsidiaries and Peter J. Verrill, dated November 26,
                    1990                                                         (7)

10(i)              Supplemental Retirement Agreement among PHFG, its
                    subsidiaries and Henry G. Beyer, dated November 26,
                    1990                                                         (6)

10(j)              Supplemental Retirement Agreement among PHFG, its
                    subsidiaries and John W. Fridlington, dated January 1,
                    1996                                                         (5)

10(k)              Senior Officers' Deferred Compensation Plan, as
                    amended                                                      (8)

10(l)              Directors' Deferred Compensation Plan, as amended             (8)

10(m)               1986 Stock Option and Stock Appreciation Rights
                    Plan                                                         (2)(9)

10(n)              1986 Employee Stock Purchase Plan                             (2)(9)

10(o)              Restricted Stock Plan for Non-Employee Directors             (10)

10(p)              1995 Stock Option Plan for Non-Employee Directors            (11)

10(q)(1)           Thrift Incentive Plan                                        (12)

10(q)(2)           First Amendment to Thrift Incentive Plan                      (5)

10(q)(3)            Second Amendment to Thrift Incentive Plan                    (5)

10(r)(1)           Profit Sharing Employee Stock Ownership Plan                 (12)

10(r)(2)           First Amendment to Profit Sharing Employee
                    Stock Ownership Plan                                         (5)

10(r)(3)           Second Amendment to Profit Sharing Employee
                    Stock Ownership Plan                                         (5)

10(s)              1996 Equity Incentive Plan                                   (13)

10(t)              Agreement by and among PHFG, PHB and
                    Robert P. Bahre, dated January 1, 1989                       (8)

10(u)              Stockholders Rights Agreement, dated September 12,
                    1989, between PHFG and Mellon Securities Trust
                    Company, as Rights Agent                                    (14)

21                 Subsidiaries of PHFG                                          (5)

Exhibit No.                             Exhibit                              Location
- -----------                             -------                              --------

23(a)              Consent of Elias, Matz, Tiernan & Herrick L.L.P.
                    (contained in the opinion included as Exhibit 5)

23(b)              Consent of Foley, Hoag & Eliot LLP
                    (contained in the opinion included as Exhibit 8)


23(c)              Consent of KPMG Peat Marwick LLP                             *

23(d)              Consent of Wolf & Company, P.C.                              *

23(e)              Consent of McConnell, Budd & Downes, Inc.                    *

23(f)              Consent of Keefe, Bruyette & Woods, Inc.                     *

24                 Powers of Attorney (included in the signature page to the
                    initial filing of this Registration Statement)              *

99(a)              Form of proxy for the PHFG Special Meeting                   *

99(b)              Form of proxy for the Family Special Meeting                 *

99(c)              Other PHFG solicitation materials                            *

- --------------

(1) Exhibit is incorporated by reference to the Form 8-K report filed by PHFG with the SEC on June 5, 1996. In addition, the exhibit is attached as an Annex to the Prospectus/Joint Proxy Statement included herein.

(2) Exhibit is incorporated by reference to the Form S-4 Registration Statement (No. 33-20243) filed by PHFG with the SEC on February 22, 1988.

(3) Exhibit is incorporated by reference to the Form 10-Q report filed by PHFG with the SEC on May 14, 1996.

(4) Exhibit is incorporated by reference to the Form 8-K report filed by PHFG with the SEC on February 28, 1995.

(5) Exhibit is incorporated by reference to PHFG's Form 10-K report for the year ended December 31, 1995, filed with the SEC on March 29, 1996.

(6) Exhibit is incorporated by reference to PHFG's Form 10-K report for the year ended December 31, 1994, filed with the SEC on March 30, 1995 and amended on April 28, 1995.

(7) Exhibit is incorporated by reference to PHFG's Form 10-K report for the year ended December 31, 1990, filed with the SEC on March 23, 1991.

(8) Exhibit is incorporated by reference to PHFG's Form 10-K report for the year ended December 31, 1993, filed with the SEC on March 17, 1994.

(9) An amendment to the 1986 Stock Option and Stock Appreciation Rights Plan is incorporated by reference to the proxy statement filed by PHFG with the SEC on March 24, 1994, and an amendment to the Employee Stock Purchase Plan is incorporated by reference to the proxy statement filed by PHFG with the SEC on March 24, 1993.

(10) Exhibit is incorporated by reference to the proxy statement filed by PHFG with the SEC on March 16, 1990.

(11) Exhibit is incorporated by reference to the proxy statement filed by PHFG with the SEC on March 24, 1995.

(12) Exhibit is incorporated by reference to the Form S-1 Registration Statement (No. 33-53236) filed by PHFG with the SEC on November 23, 1992.

(13) Exhibit is incorporated by reference to the proxy statement filed by PHFG with the SEC on March 20, 1996.

(14) Exhibit is incorporated by reference to the Form 8-K report filed by PHFG with the SEC on September 13, 1989.


*         Previously filed.